UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2015

CATAMARAN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada

(State or Other Jurisdiction of Incorporation)

000-52073	98-0167449
(Commission File Number)	(IRS Employer Identification No.)

1600 McConnor Parkway Schaumburg, Illinois	60173-6801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 282-3232

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Settlement of Certain Litigation

As previously disclosed, on March 29, 2015, Catamaran Corporation (the “Company”) entered into an Arrangement Agreement (the “Arrangement Agreement”) with UnitedHealth Group Incorporated, a corporation incorporated under the laws of the State of Delaware, USA (“UnitedHealth Group”), and 1031387 B.C. Unlimited Liability Company, an unlimited liability company incorporated under the laws of the Province of British Columbia, Canada, and a wholly owned subsidiary of UnitedHealth Group (“Purchaser”).

The Arrangement Agreement provides, among other things, that, in accordance with a Plan of Arrangement and the transactions contemplated thereby, UnitedHealth Group will acquire, directly or indirectly, all of the issued and outstanding common shares of the Company pursuant to a statutory “arrangement” (the “Arrangement”) under Section 195 of the Business Corporations Act (Yukon), resulting in the Company becoming an indirect, wholly owned subsidiary of UnitedHealth Group.

As previously disclosed, four purported common shareholders of the Company filed four putative class action complaints in the Circuit Court of Cook County, Illinois, each on behalf of a purported class of common shareholders. Subject to court approval, the parties in all four lawsuits have agreed to consolidate the lawsuits in their entirety in the Cook County Circuit Court in the State of Illinois (the “State Litigation”). In addition, two purported common shareholders of the Company filed putative class action complaints in the United States District Court for the Northern District of Illinois, each on behalf of a purported class of common shareholders (the “Federal Litigation” and, together with the State Litigation, the “Litigation”).

On July 2, 2015, the Company, UnitedHealth Group and Purchaser entered into a Memorandum of Understanding with the plaintiffs in the Litigation providing for the settlement of the Litigation (the “Memorandum of Understanding”). In the Memorandum of Understanding, the Company agreed to make certain supplemental disclosures to the definitive proxy circular and proxy statement of the Company dated June 8, 2015 relating to the Arrangement (the “Proxy Circular and Proxy Statement”).

The Company believes that no additional disclosure is required to supplement the Proxy Circular and Proxy Statement under applicable laws. However, to avoid the risk that the Litigation may delay or otherwise adversely affect the consummation of the Arrangement, and to minimize the expense of defending the Litigation, the Company has agreed, pursuant to the terms of the Memorandum of Understanding, to make certain supplemental disclosures to the Proxy Circular and Proxy Statement. The supplemental disclosures to the Proxy Circular and Proxy Statement are set forth below. The Memorandum of Understanding contemplates that, subject to completion of certain confirmatory discovery by counsel to the plaintiffs, the parties will enter into a stipulation of settlement. The settlement contemplated by the parties will be subject to customary conditions, including consummation of the Arrangement, certification of the class, and court approval following notice to the Company’s shareholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Circuit Court of Cook County, Illinois will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the presiding court, such settlement will resolve and release all claims that were, or could have been, brought in any of the actions challenging any aspect of the Arrangement, the Arrangement Agreement, and any disclosure made in connection therewith (but excluding claims for dissent rights made by shareholders of the Company in accordance with the Arrangement Agreement and the related Plan of Arrangement), pursuant to terms that will be disclosed to shareholders of the Company prior to final approval of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Circuit Court of Cook County, Illinois will approve the settlement even if the parties were to enter into such stipulation. If the Circuit Court of Cook County, Illinois does not approve the settlement, such proposed settlement, as contemplated by the Memorandum of Understanding, may be terminated.

Supplements to the Proxy Circular and Proxy Statement

The following disclosure supplements and restates the first sentence of the third full paragraph on page 36 of the Proxy Circular and Proxy Statement in the section entitled “The Arrangement–Background of the Arrangement”:

In November 2014, at UnitedHealth Group’s request, Catamaran and Optum agreed to engage another third-party consultant to update and refine the scope of the previous synergies analysis through a “clean room” due diligence review of certain competitively sensitive information of both Catamaran and OptumRx.

The following disclosure supplements and restates the sixth full paragraph on page 36 of the Proxy Circular and Proxy Statement in the section entitled “The Arrangement–Background of the Arrangement”:

On December 10, 2014, the Board held a regularly scheduled meeting in Phoenix, Arizona, at which members of management were in attendance. Messrs. Thierer and Shapiro provided a further update to the Board regarding the proposed combination transaction discussions with Optum. Mr. Shapiro described the terms of the Company’s financial advisory engagement letter dated October 15, 2014 with Blackstone to the Board and informed the Board that based on Blackstone’s response to a series of questions, Catamaran management did not believe that Blackstone had any relationships with, or interests in, UnitedHealth Group or Optum that would impair its ability to serve as independent financial advisor to the Company. In addition, the Board ratified the retention of Blackstone and the terms of the Blackstone engagement letter. Cliff Berman, Senior Vice President, General Counsel and Corporate Secretary of Catamaran, reviewed the proposed terms of the technology transfer arrangement with OptumRx, which involved the extension and expansion of the existing software license and related servicing agreements between OptumRx and Catamaran and the granting to OptumRx of an option to purchase a perpetual non-exclusive license to the source code to RxClaim® and related software. Mr. Thierer commented, consistent with past discussions with the Board, that he believed the technology transfer arrangement was in the best interests of the Corporation and that the management team recommended the transaction to the Board (regardless of whether the discussions about a strategic transaction with UnitedHealth Group moved forward). Following discussion, the Board authorized management to continue negotiating and to execute definitive agreements with OptumRx on terms consistent with those provided to the Board with respect to the technology transfer arrangement.

The following disclosure supplements and restates the paragraph beginning at the bottom of page 37 and ending on page 38 of the Proxy Circular and Proxy Statement in the section entitled “The Arrangement–Background of the Arrangement”:

On February 8, 2015, the Board held a telephonic meeting at which members of management and representatives of Blackstone and Sidley were in attendance. Representatives of Blackstone reviewed with the Board a summary of Mr. Thierer’s discussions with Mr. Wichmann and its preliminary valuation analysis of Catamaran, which was based, in part, on projections that management provided to Blackstone. The Board engaged in extensive discussion regarding the preliminary valuation methodologies in the Blackstone materials and the Company’s stand-alone prospects, including a discussion of the overall dynamics of the PBM industry and increased competitive pressures. At the conclusion of the discussion, the Board directed Mr. Thierer to make a counteroffer to UnitedHealth Group on the terms discussed with the Board (and described below). The Board also discussed whether contacts should be made to other parties to see if they might be interested in a possible business combination transaction with Catamaran. Representatives of Blackstone and Company management reviewed with the Board the potential counterparties who they believed, based on their knowledge of the industry, would be most interested in engaging in a possible business combination with Catamaran. The Board considered the possible risks in contacting other parties, including the possible risk to the transaction being proposed by UnitedHealth Group if UnitedHealth Group were to learn that the Company was in discussions with other parties and the increased risk of a possible information leak. The Board also engaged in discussions with representatives of management, Sidley and Blackstone regarding the possible execution risk associated with the potential counterparties identified by Blackstone and Company management, as compared to a transaction with UnitedHealth Group. Upon the recommendation of management and Blackstone, the Board authorized Blackstone to contact the two strategic parties (whom we refer to as “Party 1” and “Party 2”) that were determined to be the most likely to be interested in a business combination transaction with Catamaran.

The following disclosure supplements and restates the sixth full paragraph on page 39 of the Proxy Circular and Proxy Statement in the section entitled “The Arrangement–Background of the Arrangement”:

Also on February 23, 2015, the Board held a telephonic meeting at which members of management and representatives of Blackstone and Sidley were in attendance. Representatives of Sidley reviewed the proposed material terms of a draft arrangement agreement to be distributed to each of Party 1, Party 2 and Party 3. Pursuant to UnitedHealth Group’s request, the draft arrangement agreement was not distributed to UnitedHealth Group. The

Board authorized the distribution of the draft arrangement agreement to these bidders consistent with the terms discussed at the meeting. Representatives of Blackstone reviewed with the Board the proposed process and timeline to signing a definitive agreement related to the proposed transaction.

The following disclosure supplements and restates the table following the first full paragraph on page 55 of the Proxy Circular and Proxy Statement in the section entitled “The Arrangement–Certain Prospective Financial Information–Sensitivity Case Projections”:

	Summary of Sensitivity Case Projections
	Fiscal Years Ending December 31, (US$ in millions)
	2015E	2016E	2017E	2018E	2019E
Revenue	$22,915	$22,915	$24,977	$26,976	$28,594
EBITDA (1)	919	919	1,033	1,149	1,254
Unlevered Free Cash Flow (2)	556	577	610	687	762

(1)	EBITDA is defined as set forth in footnote 1 to the table under the heading “Management Case Projections” above.
(2)	Unlevered free cash flow is defined as set forth in footnote 2 to the table under the heading “Management Case Projections” above.

The following disclosure supplements and restates the second full paragraph on page 58 of the Proxy Circular and Proxy Statement in the section entitled “The Arrangement–Opinion of Blackstone Advisory Partners L.P.–Discounted Cash Flow Analysis”:

The DCF analysis performed by Blackstone for Catamaran was based upon the management case projections prepared and furnished to Blackstone by Catamaran’s management for the fiscal years 2015 through 2019. Blackstone calculated the terminal value for Catamaran by applying a range of terminal value multiples of 10.5x to 11.5x, which range was selected based on Blackstone’s professional judgment, to the projected estimated earnings before amortization, depreciation, interest and other expense (net), and income taxes (which included a reduction for stock-based compensation expense and which excluded, in the case of Catamaran, the portion of earnings attributable to non-controlling interests not owned by Catamaran) (which we refer to as “EBITDA”) for Catamaran in the terminal year, 2019, as reflected in the management case projections. The unlevered free cash flows and terminal value were then discounted to present value as of December 31, 2014 using a range of discount rates from 8.5% to 9.5%, which range was selected based on Blackstone’s professional judgment and derived from an analysis of Catamaran’s estimated weighted average cost of capital. Taking into account (i) net debt that is pro forma for Catamaran’s acquisition of Salveo of approximately $674 million as provided by the management of Catamaran and (ii) the number of common shares outstanding as of January 31, 2015 on a fully diluted basis (calculated using the treasury stock method), this analysis resulted in a range of implied equity values per common share of approximately $54.99 to $61.87, compared to the arrangement consideration to be received by common shareholders in the arrangement.

The following disclosure supplements page 59 of the Proxy Circular and Proxy Statement in the section entitled “The Arrangement– Opinion of Blackstone Advisory Partners L.P.– Selected Companies Analysis” by adding the following after the first full paragraph on page 59:

In addition, for informational purposes only, Blackstone also derived and compared multiples for Catamaran and the Selected Companies, calculated as follows:

•	stock price as a multiple of expected earnings per share for calendar year 2015, which is referred to below as “2015E P/E”; and

•	stock price as a multiple of earnings per share for calendar year 2014 (which is pro forma for Catamaran’s acquisition of Salveo as if it had occurred on January 1, 2014), which is referred to below as “2014A P/E”.

The following disclosure supplements page 59 of the Proxy Circular and Proxy Statement in the section entitled “The Arrangement– Opinion of Blackstone Advisory Partners L.P.– Selected Companies Analysis” by adding the following after the second full paragraph on page 59:

The results of this analysis are summarized in the following tables:

Selected Company	TEV/2015E EBITDA	TEV/2014 EBITDA	2015E P/E	2014A P/E
Express Scripts Holding Company	10.2x	10.6x	15.1x	16.9x
Walgreens Boots Alliance, Inc.(1)	13.6x	N/A	21.2x	N/A
CVS Health Corporation	10.9x	11.8x	19.9x	22.8x
Rite Aid Corporation(2)	10.9x	10.8x	19.6x	19.3x
AmerisourceBergen Corporation(3)	13.4x	13.7x	22.9x	24.2x
McKesson Corporation	12.3x	13.4x	18.7x	21.1x
Cardinal Health, Inc.(4)	11.0x	12.6x	19.5x	22.3x
Premier, Inc.	13.4x	14.6x	27.5x	29.5x
MedAssets, Inc.	9.5x	9.4x	18.9x	16.2x

N/A means not available.

(1)	Pro forma for the acquisition of the remaining 55% of Alliance Boots GmbH by Walgreen Co., consummated on December 31, 2014.
(2)	Not pro forma for the acquisition of Envision Pharmaceutical Services by Rite Aid Corporation announced on February 11, 2015.
(3)	Pro forma for the acquisition of MWI Veterinary Supply, Inc. by AmerisourceBergen Corporation consummated on February 24, 2015.
(4)	Not pro forma for the acquisition of Ethicon, Inc. by Cardinal Health, Inc. announced on March 2, 2015.

The following disclosure supplements and restates the table that follows the second full paragraph and the paragraph after such table on page 60 of the Proxy Circular and Proxy Statement in the section entitled “The Arrangement– Opinion of Blackstone Advisory Partners L.P.– Selected Precedent Transactions Analysis”:

Blackstone obtained financial information for the target companies from public company filings, Wall Street equity research, and, in the case of Catamaran’s acquisition of Healthcare Solutions, Inc., management of Catamaran. In its analysis, Blackstone reviewed the transaction TEV as a multiple of the target company’s EBITDA for the latest 12 months (which we refer to as “LTM”) immediately preceding the announcement of the transaction, as adjusted by Blackstone in light of certain non-recurring charges and other items.

The transactions considered, the month and year each transaction was announced and the results of this analysis are summarized in the following tables:

Month and Year Announced	Target	Acquiror	TEV/LTM EBITDA
February 2015	Healthcare Solutions, Inc.	Catamaran Corporation	11.6x
February 2015	Envision Pharmaceutical Services	Rite Aid Corporation	16.4x (1)
October 2014	Salveo	Catamaran Corporation	13.0x
August 2013	Restat, LLC	Catamaran Corporation	9.1x
April 2012	Catalyst Health Solutions, Inc.	SXC Health Solutions Corp. (n/k/a Catamaran Corporation)	20.2x
November 2011	HealthTran LLC	SXC Health Solutions Corp. (n/k/a Catamaran Corporation)	12.8x
July 2011	Medco Health Solutions, Inc.	Express Scripts, Inc.	11.2x
April 2009	Next-Rx, Inc. (Wellpoint, Inc. PBM subsidiary)	Express Scripts, Inc.	11.7x (2)
November 2006	Caremark Rx, Inc.	CVS Corporation	14.8x

(1)	LTM EBITDA pro forma for the acquisition of MedTrak Services, L.L.C. by Envision Pharmaceutical Holdings LLC consummated on September 8, 2014 and other non-recurring items.
(2)	LTM EBITDA not publicly available and estimate based on Wall Street equity research.

* * * * *

The supplemental disclosures to the Proxy Circular and Proxy Statement set forth in this Current Report on Form 8-K should be read alongside the Proxy Circular and Proxy Statement, and to the extent that information in this Current Report on Form 8-K differs from information contained in the Proxy Circular and Proxy Statement, the information in this Current Report on Form 8-K shall supersede such information contained in the Proxy Circular and Proxy Statement. Defined terms used in the supplemental disclosures but not otherwise defined herein with respect to the supplemental disclosures to the Proxy Circular and Proxy Statement have the meanings set forth in the Proxy Circular and Proxy Statement.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain statements, estimates, projections, guidance or outlook that constitute “forward-looking statements” or “forward looking information” as defined under U.S. federal and Canadian provincial securities laws. Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should” and similar expressions identify forward-looking statements or information, which generally are not historical in nature. Such statements or information may contain information about financial prospects, economic conditions and trends and involve risks and uncertainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors, including the failure to complete or receive the anticipated benefits from UnitedHealth Group’s acquisition of the Company; the possibility that the parties may be unable to successfully integrate the Company’s operations into those of UnitedHealth Group; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at the Company may not be achieved; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the failure to obtain Catamaran shareholder approval in a timely manner or otherwise; the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the arrangement; UnitedHealth Group and the Company are subject to intense competition; and the other factors discussed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC and the Canadian Securities Commissions on March 2, 2015, and on the Company’s website at www.CatamaranRx.com, and the Company’s other filings with the SEC which are available on http://www.sec.gov. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements or information, which speak only as of the date hereof.

Important Additional Information

This communication is being made in respect of the proposed transaction involving the Company. This communication does not constitute the solicitation of any vote or approval. The proposed transaction will be submitted to the shareholders of the Company for their consideration. In connection therewith, the Company filed a definitive proxy circular and proxy statement with the Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities (collectively, the “Canadian Securities Commissions”) on June 8, 2015, which was mailed to the shareholders of the Company beginning on June 11, 2015. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY CIRCULAR AND PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES COMMISSIONS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of the definitive proxy circular and proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, at the SEC’s Internet site at www.sec.gov and are also available electronically on the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. Copies of the documents filed with the SEC and SEDAR by the Company will be available free of charge on the Company’s website via the investor relations section of the Company’s website at www.catamaranrx.com under the heading “Investors.” Shareholders of the Company may also obtain a free copy of the definitive proxy circular and proxy statement and the filings with the SEC and SEDAR that are incorporated by reference in the definitive proxy circular and proxy statement by contacting the Company’s Investor Relations Contact, Tony Perkins, at (312) 261-7805.

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its definitive proxy circular and proxy statement for the 2015 Annual and Special Meeting of Shareholders, which was filed with the SEC and the Canadian Securities Commissions on March 27, 2015, its annual report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC and the Canadian Securities Commissions on March 2, 2015, and in subsequent documents filed with the SEC and SEDAR, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the shareholders of the Company and a description of their direct and indirect interests, by share holdings or otherwise, is contained in the definitive proxy circular and proxy statement.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2015

CATAMARAN CORPORATION

By:	/s/ Michael Shapiro
Name: Title:	Michael Shapiro Chief Financial Officer